SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 29, 2009

Ford Credit Floorplan Master Owner Trust A
(Issuer of the notes)

Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC
 (Exact names of registrants as specified in their respective charters)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-148505 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-148505-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126	c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495 (Registrant's telephone number including area code)		(313) 594-3495 (Registrant's telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The Registrants, each as a Depositor, plan to cause Ford Credit Floorplan Master Owner Trust A (the "Issuing Entity"), to issue $1,500,000,000 Series 2009-2 Floating Rate Asset Backed Notes, Class A (the "Notes") on October 9, 2009.  The Notes will be registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-148505 and 333-148505-01.

The Notes, which evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising in connection with the purchase and financing by motor vehicle dealers of their new and used car and truck inventory, will be sold to Barclays Capital Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and RBS Securities Inc. (the "Underwriters"), pursuant to an Underwriting Agreement, dated September 29, 2009 (the "Underwriting Agreement"), among the Registrants and Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters (the "Representatives") a copy of which is attached hereto as Exhibit 1.1.  This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.                                Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

1.1           Underwriting Agreement, dated September 29, 2009, among the Registrants and Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

FORD CREDIT FLOORPLAN LLC

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

Dated: October 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 29, 2009, among the Registrants and Barclays Capital Inc. and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters. Filed with this report.